EXHIBIT 10.9

LEONARD S. SANDS
State Bar No. 28460
12721 Hanover Street
Los Angeles, CA 90049

(310) 394-1364

Attorney for Plaintiff and Cross-Defendant
MRI Grand Terrace, Inc.





                SUPERIOR COURT OF THE STATE OF CALIFORNIA

                   COUNTY OF BERNARDINO, WEST DISTRICT

MRI GRAND TERRACE, INC.       )    CASE NO. RCV 01458
                              )
          Plaintiff,          )    NOTICE OF ENTRY OF
                              )    JUDGMENT
     v.                       )
                              )
CHINO VALLEY BANK, et al.     )
                              )
          Defendants.         )
_____________________________ )
                              )
AND RELATED ACTIONS           )
_____________________________ )



     PLEASE TAKE NOTICE that the following Judgment in favor of Plaintiff, TRI National Development Corp in the above captioned case was signed by the Honorable Barry L. Plotkin on June 3, 1998 and entered on the same date.

     This action came on regularly for trial on April 13, 1998, in Department 4 of the above-entitled Court, the Honorable Barry L. Plotkin presiding. Leonard S. Sands appeared as attorney for Plaintiff, TRI National Development Corp and Steven Cote appeared as attorney for Defendant, Chino Valley Bank, now known as Citizens Business Bank.

     A jury of 12 persons was regularly impaneled and sworn. Witnesses were sworn and testified. After hearing the evidence and arguments of counsel, the jury was duly instructed by the Court and

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the cause was submitted to a jury.  The trial was bifurcated; the first phase determined liability. The jury found against defendant and for plaintiffs on two causes of action: negligent and intentional misrepresentation. The second phase determined damages. The jury deliberated and thereafter returned into court with its verdict as follows:

FOR FORM OF SPECIAL VERDICT MISREPRESENTATION DAMAGES:

     We, the jury in the above entitled action, find the following special verdict on the following questions submitted to us:

     Question No. 1: Did the defendant make a representation as to a past or existing material fact?
     Answer: YES

     Question No. 2: Was the representation false?
     Answer: YES

     Question no. 3a: Did the defendant know that the representation was false when it made it?
     Answer: YES

     Question No. 3b: Did the defendant make the representation recklessly without knowing whether it was true or false?
     Answer: NO

     Question No. 4: Did the defendant make the representation with an intent to defraud the plaintiff?
     Answer: YES

     Question No. 5: Was the plaintiff aware of the falsity of the representation?
     Answer: NO

     Question No. 6: Did the plaintiff act in reliance upon

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     the truth of the representation?
     Answer: YES

     Question No. 7: Was the plaintiff justified in relying upon the representation?
     Answer: YES

     Question No. 8: Was the foreclosure of the MRI Grand Terrace
     Retirement Hotel a direct and proximate result of defendant's misrepresentation?
     Answer: YES

     If your answer to Question No. 8 is "yes", go to Question No. 11. Question No. 11: Do you find that plaintiff sustained losses as a result of the misrepresentation?
     Answer: YES

     If your answer is "yes", what is the amount of all damage suffered as a consequence of the foreclosure?
     Answer: $190,000.00

     Question No. 12: Do you find that plaintiff sustained any other damages proximately caused by the misrepresentation(s)?
     Answer: NO

     The jury further found that plaintiff recover prejudgment interest on the amount of damages herein ($190,000) accruing interest at the legal annual rate from the date of rescission (2/18/93).

FOR FORM OF SPECIAL VERDICT - PUNITIVE DAMAGES

     We, the jury in the above entitled action, find the following special verdict on the following questions submitted to us:

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     Question No. 1: Did you find by clear and convincing evidence that defendant made a representation as to a past or existing material fact?
     Answer: YES

     Question No. 2: Did you find by clear and convincing evidence that the representation was false?
     Answer: YES

     Question No. 3a: Did you find by clear and convincing evidence that defendant knew that the representation was false when he/she made it?
     Answer: YES

     Question No. 3b: Did you find by clear and convincing evidence that defendant made the representation recklessly without knowing whether it was true or false?
     Answer: NO

     Question No. 4: Did you find by clear and convincing evidence that defendant made the representation with intent to defraud the plaintiff?
     Answer: YES

     Question No. 5: Did you find by clear and convincing evidence that plaintiff was not aware of the falsity of the representation?
     Answer: YES

     Question No. 6: Did you find by clear and convincing evidence that plaintiff acted in reliance upon the trust of the representation?
     Answer: YES

     Question No. 7: Did you find by clear and convincing

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     evidence that plaintiff was justified in relying upon the
     representation?
     Answer: YES

     Question No. 8: Did you find by clear and convincing evidence that defendant's misrepresentation caused plaintiff damage?
     Answer: YES

     Question No. 9: What was the content of the false
     representation(s) you have found was/were made to plaintiffs?
     Answer:   1)   CVB had ample evidence of and prior knowledge of
                    condition of property.
                2)  At the time the contract was signed, CVB officer(s)
                    made verbal representations and assurances which were not founded in fact.

FOR SPECIAL VERDICT PUNITIVE DAMAGES BIFURCATED TRIAL PHASE II

     We, the jury in the above entitled action, find the following special verdict on the questions submitted to us:

     Question No. 1: Shall punitive damages be assessed against defendant Chino Valley Bank?
     Answer: YES

     Question No. 2: We assess punitive damages against the defendant Chino Valley Bank as follows:
          For Tri-National Development Corp in the amount of $320,000 For MRI Grand Terrace, Inc. in the amount of $1,280,000

     NOW, THEREFORE, IT IS ORDERED, ADJUDGED AND DECREED that said Plaintiff have and recover from said Defendant, Chino Valley Bank,

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now known as Citizens Business Bank, the following:

     1. Plaintiff, Tri-National Development Corp. recover judgment on the merits against Defendant, Chino Valley Bank, in the amount of $190,000 compensatory and consequential damages with interest at the statutory rate of 10% per annum accruing from the date of entry of judgment until paid.

     2. Plaintiff recover pre-judgment interest on the damages set forth in No. 1 above against defendant, at the statutory rate of 10% per annum accruing from 2/18/93 until paid in the amount of $123,191 (2/18/93 to and including May 11, 1998) which amount shall further accrue interest at the statutory rate of 10% per annum commencing from the date of entry of judgment until paid.

     3. Plaintiff recover punitive damages against Defendant in the amount of $320,000 with interest at the statutory rate of 10% per annum accruing from the date of entry of judgment until paid.

Dated: June 17, 1998



                                   -------------------------------
                                   Honorable Barry L. Plotkin
                                   Judge of the Superior Court

APPROVED AS TO FORM:

/s/  LEONARD S. SANDS
------------------------------
Leonard S. Sands
Attorney for Plaintiffs
MRI Grand Terrace, Inc. and
Tri-National Development Corp.

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